Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906

In connection with the Quarterly Report on Form 10-Q of Dynex Capital, Inc. (the “Company”) for the fiscal quarter ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, as the Principal Executive Officer of the Company and the Principal Financial Officer of the Company, respectively, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2010	/s/ Thomas B. Akin
Thomas B. Akin
Principal Executive Officer

Date: May 10, 2010	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Principal Financial Officer